UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2021

LIFEWAY FOODS, INC.

(Exact name of registrant as specified in its charter)

ILLINOIS	000-17363	36-3442829
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6431 Oakton St. Morton Grove, IL		60053
(Address of principal executive offices)		(Zip code)

(847) 967-1010

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	LWAY	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter). Emerging growth company ☐

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.     Other Events

On June 24, 2021, the board of directors (the “Board”) of Lifeway Foods, Inc. (the “Company”) authorized a plan to repurchase up to 250,000 shares of Common Stock in the open market within 24 months at no more than $10 per share in accordance with all applicable securities laws and regulations, including Rule 10b-18 of the Exchange Act pursuant to an agreement with a single broker satisfying the requirements of Rule 10b5-1 of the Securities Exchange Act of 1934 (the “Exchange Act”) (the “2021 Repurchase Plan”).

Entering into the agreement with a single broker that satisfies Rule 10b5-1 of the Exchange Act allows the Company to repurchase its shares at times when it might otherwise be prevented from doing so due to self-imposed trading blackout periods or pursuant to insider trading laws. The Company’s third-party broker, subject to Securities and Exchange Commission regulations regarding certain price, market, volume and timing constraints, would have authority to purchase the Company’s common stock in accordance with the terms of the Repurchase Plan.

The Company cannot predict when or if it will repurchase any shares of common stock pursuant to the 2021 Repurchase Plan Amendment as such repurchases will depend on a number of factors, including constraints specified in agreement with the broker pursuant to Rule 10b5-1 of the Exchange Act, price, general business and market conditions. Information regarding share repurchases will be available in the Company’s periodic reports on Form 10-Q and 10-K filed with the Securities and Exchange Commission as required by the applicable rules of the Exchange Act.

This report contains forward-looking information, as that term is defined under the Exchange Act, including information regarding purchases by the Company of its common stock pursuant to the 2021 Repurchase Plan. By their nature, forward-looking information and statements are subject to risks, uncertainties, and contingencies, including changes in price and volume and the volatility of the Company’s common stock; constraints specified in the Rule 10b5-1 Plan, the Company’s general business and market conditions, and such other factors as discussed throughout Part I, Item 1 “Business”; Part I, Item 1A “Risk Factors”; and Part II, Item 7 “Management's Discussion and Analysis of Financial Condition and Results of Operations” of our Annual Report on Form 10-K for the year ended December 31, 2020 and that are described from time to time in our filings with the SEC. The Company does not undertake to update any forward-looking statements or information, including those contained in this report.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

No.	Description

99.1	Press Release dated June 28, 2021, titled “Lifeway Foods Announces Share Repurchase Program”	Filed Herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 28, 2021

LIFEWAY FOODS, INC.
By:	/s/ Eric Hanson
Name: Eric Hanson Title: Chief Financial & Accounting Officer